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Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 06/15/98
Collection Period ending 05/31/98

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
Distribution Date                                                                                                      06/15/98

(1)         The amount of the distribution allocable to interest on the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $0.73

(2)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $0.00

(3)         The amount of the distribution allocable to interest on the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $5.63

(4)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(5)         The amount of the distribution allocable to principal of the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                 $38.60

(6)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                  $0.00

(7)         The amount of the distribution allocable to principal of the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(8)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                  $0.00

(9)         The amount of the distribution allocable to interest on the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                     $5.31

(10)        The amount of the Certificateholders' Interest Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                     $0.00

(11)        The amount of the distribution allocable to principal of the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                    $49.97

(12)        The amount of the Certificateholders' Principal Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                   $305.70

(13)        The amount, if any, of the distribution payable pursuant to a claim under the Policy
            (Per $1,000 of initial principal amount of Notes & Certificates):                                            $0.00

(14)        The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
            payments reported under (3) above on such date:                                                       $6,027,647.05

(15)        The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
            payments reported under (4) above on such date:                                                      $29,925,000.00

(16)        The aggregate outstanding principal balance of Certificates after giving effect to all
            payments reported under (6) above on such date:                                                      $12,955,179.24

(17)        The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
            under (3) above on such date:                                                                             0.1084597

(18)        The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                             1.0000000

(19)        The Certificates Pool Factor for the Certificates after giving effect to all payments reported
            under (6) above on such date:                                                                             0.8934606

(20)        The Pool Balance as of the close of business on the last day of the related Collection Period:       $44,947,385.60

(21)        The Pool Factor as of the close of business on the last day of the related Collection Period:             0.4494785
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Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 06/15/98
Collection Period ending 05/31/98

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
(22)        The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee
            or the Indenture Trustee from monies on deposit in the Collection Account:                              $169,138.76

(23)        The amount of the Servicing Fee paid and/or due but unpaid
            (Per $1,000 of initial Pool Balance):                                                                         $1.69

(24)        The amount of any deposit to the Spread Account:                                                        $460,277.42

(25)        The amount and application of any funds withdrawn from the Spread Account:                              $801,545.65

(26)        The amount on deposit in the Spread account (Cash & Receivables) after giving effect
            to all distributions to and withdrawals from the Spread Account on such date:                         $5,843,160.13

(27)        The amount of aggregate Realized Losses, if any, for the related Collection Period:                     $301,614.25

(28)        The amount of Cram Down Losses, if any, for the related Collection Period:                               $84,240.94

(29)        The aggregate principal balance of all Receivables that became Liquidated Receivables
            during the related Collection Period:                                                                   $217,373.31

(30)        The aggregate principal balance of all Receivables that became Purchased Receivables
            during the related Collection Period:                                                                         $0.00

(31)        The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
            respect to such Collection Period:                                                                            $0.00

(32)        The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                     $3,548,427.05

(33)        The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                     $1,057,342.96

(34)        The aggregate principal balance of Receivables that are 90 days or more delinquent:                           $0.00

(35)        The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(36)        Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(37)        The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(38)        Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(39)        The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(40)        Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(41)        The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(42)        Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(43)        The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                    $0.00

(44)        Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                         $0.00

(45)        The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                            $3,960,440.70

(46)        Change in the Certificates Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                   $486,220.02

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